Exhibit 10.3

                          MEMORANDUM OF UNDERSTANDING


The following describes the understanding of both GEOMC Co. Ltd ("GEOMC") and Competitive Technologies, Inc. ("CTT") regarding the revenue splits for sales of Calmare Therapy MC-5A Unit.


1. GEOMC will receive $[Confidential Information Omitted] for the sale of each unit.

2. Samples will be shipped at a cost of $[Confidential Information Omitted]/unit and the cost will be shared equally between GEOMC and CTT.


These splits will be reviewed periodically and adjusted when appropriate.

//s//                           //s//
------------------------------  ---------------------------------
John B. Nano                    Young H. Lim
President & CEO                 President & CEO
Competitive Technologies, Inc.  GEOMC Co., Ltd.

1/14/10                         1/18/10
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Date                            Date




















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Confidential Treatment Requested by Competitive Technologies, Inc. Pursuant to
Rule 24b-2 of the Exchange Act.
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                                 CTTC8K3411014